UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2025 (July 2, 2025 )

Polomar Health Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 1500, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 213-616-0011

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Definitive Agreement.

Second Amendment to Reprise Management, Inc. Promissory Note

On July 2, 2025, Polomar Health Services, Inc., a Nevada corporation (the “Company”), executed a Second Amendment to the Promissory Note and Loan Agreement Dated August 13, 2024, as Amended on November 8, 2024 (the “Second Amendment”), dated June 30, 2025, with Reprise Management, Inc., a California corporation (“Reprise”). Mr. Daniel Gordon, the President of Reprise, is an affiliate of the Company.

The Second Amendment amended that certain Promissory Note and Loan Agreement dated August 13, 2024 (the “Reprise Note”), allowed the Company to borrow up to $700,000 from Reprise to fund ongoing operations. The Reprise Note provided for variable interest rates between 12% and 15% per annum, with all accrued interest and principal to be repaid on or before July 31, 2025. As of June 30, 2025, the total amount due pursuant to the terms of the Reprise Note was $897,549.74.

The Company agreed to utilize the proceeds from the sale of the Preferred Stock (as defined below) to reduce the principal amount of the Reprise Note from $897,549.74 to $597,549.74 (the “Remaining Balance”).

The Second Amendment further amended the Reprise Note as follows:

●	The Remaining Balance shall be subject to an interest rate of 12% per annum, simple interest.
●	The maturity date of the Reprise Note is modified from July 31, 2025 to July 31, 2027.

The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Securities Purchase Agreement with Reprise

On July 3, 2025, the Company, pursuant to the terms of a Securities Purchase Agreement (the “Reprise SPA”), issued and sold 60 shares of its newly designated Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), to Reprise at a purchase price per share of $5,000 for total proceeds of $300,000.

The proceeds received by the Company pursuant to the sale of the Preferred Stock shall be applied by the Company to the outstanding principal of the Reprise Note. The SPA contains customary terms and conditions, including with respect to representations and warranties of the Company and Reprise, and indemnification in favor of Reprise.

The Company agreed to reserve 1,500,000 shares of the common stock of the Company to ensure that sufficient shares of common stock are available to fulfill any conversion notice received by the Company from Reprise with respect to the Preferred Stock.

Additionally, the Company has agreed to execute and deliver a Registration Rights Agreement for purposes of registering for resale, the shares of common stock of the Company underlying the Preferred Stock issued to Reprise pursuant to the Reprise SPA.

The foregoing summary of the Reprise SPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Reprise SPA, a copy of which is attached hereto as Exhibit 10.2.

First Amendment to CWR 1, LLC Promissory Note

On July 2, 2025, the Company executed a First Amendment to Promissory Note and Loan Agreement, dated June 30, 2025 (the “First Amendment”) with CWR 1, LLC, a Delaware limited liability company (“CWR”). Mr. Daniel Gordon, Manager of CWR 1, LLC, is an affiliate of the Company and Reprise.

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The First Amendment amends the Company’s Promissory Note and Loan Agreement dated August 16, 2024 with CWR (the “CWR Note”), which allowed the Company to borrow up to $450,000 from CWR to fund ongoing operations of the Company. The CWR Note provided for variable interest rates between 12% and 13.5% per annum, with all accrued interest and principal to be repaid on or before July 31, 2025. As of June 30, 2025, the total amount due CWR pursuant to the terms of the CWR Note was $450,000.

On July 3, 2025, CWR purchased 90 shares of Preferred Stock for $450,000.

The Company agreed to utilize the proceeds from the sale of the Preferred Stock pursuant to the CWR SPA (as defined below) to repay in full the amounts owed under the CWR Note from $450,000 to zero. Accordingly, the CWR Note is now paid in full and the Company has no further obligations under the CWR Note as amended.

The foregoing summary of the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.3.

Securities Purchase Agreement with CWR

On July 3, 2025, the Company, pursuant to the terms of a Securities Purchase Agreement (the “CWR SPA”), issued and sold 90 shares of Preferred Stock to CWR at $5,000 per share for total proceeds of $450,000.

The proceeds received by the Company pursuant to the sale of the Preferred Stock under the CWR SPA shall be applied by the Company to the outstanding amounts owned under the CWR Note pursuant to the First Amendment. The SPA contains customary terms and conditions, including with respect to representations and warranties of the Company and CWR, and indemnification in favor of CWR.

The Company agreed to reserve 2,250,000 shares of the common stock of the Company to ensure that sufficient shares of common stock are available to fulfill any conversion notice received by the Company from CWR with respect to the Preferred Stock.

Additionally, the Company has agreed to execute and deliver a Registration Rights Agreement for purposes of registering for resale, the shares of common stock of the Company underlying the Preferred Stock issued to CWR pursuant to the CWR SPA.

The foregoing summary of the CWR SPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the CWR SPA, a copy of which is attached hereto as Exhibit 10.4.

1.02 Termination of a Material Definitive Agreement.

The information set forth under the subheading “First Amendment to CWR 1, LLC Promissory Note” in Item 1.01 above, is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the subheading “Second Amendment to Reprise Management, Inc. Promissory Note” in Item 1.01 above, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under the subheadings “Securities Purchase Agreement with Reprise” and “Securities Purchase Agreement with CWR” in Item 1.01 above, is incorporated herein by reference.

The shares of Preferred Stock issued and sold to Reprise and CWR were issued pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 3, 2025, the Company filed with the Secretary of State of the State of Nevada, a Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Preferred Stock (the “Certificate”), which authorized 1,000 shares of Preferred Stock.

Dividend Rate

Holders of shares of the Preferred Stock are generally entitled to receive, when and as declared by the Board of Directors of the Company, out of funds legally available for the payment of dividends, cumulative cash dividends at an annual rate of 10%, which is initially equivalent to $500 per annum per share, based on the $5,000 Stated Value per share preference, payable quarterly in arrears on the original Stated Value together with any accrued but unpaid dividends (the “Dividend Rate”). The Dividend Rate shall accrue from, and including, the issuance date to, but not including the 10-year anniversary of the issuance date thereof.

Dividends may be paid in cash or in additional shares of Preferred Stock, in the discretion of the Company for the first two years after the issue date thereof, and in the discretion of the holders of a majority in interest of the outstanding shares of Preferred Stock thereafter.

The Company may not declare or pay dividends on any junior securities unless and until dividends are paid in full on the Preferred Stock.

In the event of a Dividend Default (as defined in the Certificate), the dividend rate shall increase to 15% per annum, among other requirements in favor of the holders of the Preferred Stock as described in the Certificate.

Liquidation Preference

Upon the occurrence of (i) a Change of Control Event (as defined in the Certificate); (ii) liquidation; (iii) dissolution (other than a dissolution arising from the failure to make a routine filing with the Nevada Secretary of State); or (iv) winding-up, then, before any distribution or payment shall be made to the holders of any common stock of the Company or any other class or series of securities junior to the Preferred Stock, the Company shall first redeem all shares of Preferred Stock, out of the Company’s assets legally available for distribution to shareholders, the liquidation preference per share of $5,000, plus accrued but unpaid dividends. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of the Preferred Stock will have no right or claim to any of the Company’s remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the Company’s available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Preferred Stock and the corresponding amounts payable on all securities senior to the Preferred Stock and pari passu to the Preferred Stock, then after payment of the liquidating distribution on all such outstanding senior stock, the holders of the Preferred Stock and all other such classes or series of pari passu stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. The merger or consolidation of the Company into or with another corporation which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by such other corporation or an affiliate thereof (except if such merger or consolidation does not result in the transfer of more than 50 percent of the voting securities of the Company), or the sale of all or substantially all the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company, unless a majority of the holders of the Preferred Stock otherwise.

Voting Rights

Each holder of Preferred Stock shall be entitled to vote with holders of outstanding shares of common stock of the Company, voting together as a single class, provided that each such holder of Preferred Stock shall be entitled to nine tenths (0.90) of a vote for each share of common stock issuable upon conversion of the Preferred Stock with respect to any and all matters presented to the shareholders of the Company for their action or consideration (whether at a meeting of shareholders of the Company, by written action of shareholders in lieu of a meeting or otherwise), except as provided by law or as otherwise set forth in the Certificate.

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Notwithstanding the foregoing, the Preferred Stock shall only have total voting power equal to up to 19.9% of the outstanding common stock of the Company as of the applicable record date, such that no holder of Preferred Stock (or group within the meaning of the Securities Exchange Act of 1934, as amended) shall, prior to shareholder approval for the voting power of the Preferred Stock, having been obtained, be entitled to vote more than 19.9% of the outstanding common stock, taking into account other securities of the Corporation beneficially owned by such holder or group.

For so long as at least 25% of the shares of Preferred Stock issued to the holders on the issuance date remain outstanding, consent of a majority of such holders shall be required for any action that: (i) alters or changes the rights, preferences or privileges of the Preferred Stock, (ii) creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or pari passu with the Preferred Stock, (iii) results in the redemption or repurchase of any shares of common stock (other than pursuant to agreements with service providers giving the Company the right to repurchase shares upon the cessation and/or termination of services or other instruments or securities outstanding as of the date the Certificate is first filed with the Nevada Secretary of State), (iv) results in any Fundamental Transaction (as defined in the Certificate) or any other merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Company are sold, (v) amends or waives any provision of the Company’s Articles of Incorporation, as amended, or Bylaws, (vi) increases the number of directors who may serve on the Company’s Board of Directors, (vii) results in the payment or declaration of any dividend on any shares of common stock or Preferred Stock, other than spin-offs or dividends of common stock of any subsidiary, (vi) authorizes, creates or otherwise permits the creation of indebtedness by the Company or any of its subsidiaries (a) in the case of indebtedness for which liens, encumbrances or other security provisions that serve to encumber the assets of the Company are provided, in an amount in excess of $500,000 or (b) in the case of unsecured indebtedness, in an amount in excess of $750,000; or (viii) enters into any transaction that contemplates any of the foregoing.

In addition, for so long as at least 25% of the shares of Preferred Stock issued to the holders on the issuance date remain outstanding, without the consent of a majority of such holders, the Company shall not, directly or indirectly:

(a) issue any additional shares of Preferred Stock other than dividends payable, if any, to the holders of existing shares;

(b) take any action to authorize, create or issue any class or series of preferred stock, whether or not ranking junior, pari passu or senior to the Preferred Stock;

(c) set aside assets for a sinking or other similar fund for the purchase, redemption, or retirement of, or redeem, purchase, retire, or otherwise acquire any shares of the common stock or of any other capital stock of the Company;

(d) make or declare, directly or indirectly, any dividend on, or make any other payment or distribution on account of common stock or of any other capital stock of the Company ranking junior to the Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, except that the Company shall have the power to issue stock dividends payable in shares of common stock;

(e) take any action to amend, modify, alter or repeal any provision of its Articles of Incorporation, as amended, or Bylaws which would have an adverse effect on the Preferred Stock taken as a whole;

(f) take any action to alter the number of members of the Board of Directors of the Company, or designate classes of directors other than as required by the federal securities laws, the rules of the principal market to which the Company’s common stock is listed or as otherwise provided for in the Certificate;

(g) effect or permit, or offer or agree to effect or permit, a liquidation or Change of Control Event (as defined in the Certificate), except as permitted by the Certificate;

(h) reclassify the shares of common stock or any other shares or any class or series of capital stock junior to the Preferred Stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, senior to or pari passu with the Preferred Stock, or (B) which in any manner adversely affects the holders of shares of Preferred Stock;

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(i) discontinue the businesses in which it or any subsidiary is engaged as of the date of issuance of the Preferred Stock, or engage, or permit any subsidiary to engage, in any business other than the businesses in which it is engaged as of the issuance date or any businesses or activities substantially similar or related thereto or ancillary to the operation thereof;

(j) invest in, purchase or acquire, directly or indirectly, in one or a series of related transactions, any assets or capital stock of any Person (as defined in the Certificate) other than a subsidiary, wherein the aggregate purchase price or other consideration payable for such assets or capital stock shall exceed $100,000 in any one transaction or $250,000, in the aggregate;

(k) issue any shares of common stock of the Company or other securities convertible into or exercisable or exchangeable for shares of common stock of the Company;

(l) except in connection with indebtedness existing as at the date of the Certificate, purchase money indebtedness or capital leases, incur indebtedness for borrowed money, or guaranty the obligations of any other Person, in an aggregate amount at any time outstanding in excess of $250,000 in any individual transaction or $500,000 in the aggregate;

(m) permit liens to exist on its assets and properties, other than permitted liens, in an aggregate amount at any time outstanding in excess of $100,000 in any individual transaction or $250,000 in the aggregate;

(n) enter into or permit any subsidiary to enter into any transaction with any of the Company’s officers, directors or employees or any Person directly or indirectly controlled by or under common control with the Company or any of its officers, directors or employees (a “Related Party”) including, without limitation, any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Related Party, subject to exceptions described in the Certificate;

(o) sell, lease, transfer or dispose of any of its properties having a value calculated in accordance with GAAP of more than $50,000 (other than sales of assets to customers in the ordinary course of business), waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it in each case having a value calculated in accordance with GAAP of more than $500,000;

(p) increase in any manner the compensation or fringe benefits of any of its directors, officers, employees, including any increase of pension or retirement allowance, life insurance premiums or other benefit payments to any such directors, officers or employees, or commit itself to any employment agreement or employment arrangement with or for the benefit of any officer, except as contemplated by the Certificate;

(q) merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to the Company, its business, financial condition or results of operations; or

(r) enter into an agreement to do any of the things described in the above clauses (a) through (q).

Conversion

The Preferred Stock is convertible into shares of the Company’s common stock at a per share price of $0.40 (as adjusted pursuant to the terms of the Certificate), at the option of the holders thereof. The Company shall pay to the holders of the Preferred Stock liquidated damages as specified in the Certificate, in the event it fails to deliver common stock to a holder of Preferred Stock upon conversion pursuant to the terms set forth in the Certificate.

The conversion price of the Preferred Stock shall be subject to adjustment from time to time as a result of certain recapitalizations, stock splits and combinations, distributions, reorganizations or reclassifications, and subsequent equity sales, all as further described in the Certificate.

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Redemption

The Company, at its option, may redeem for cash all, but not less than all, of the outstanding shares of Preferred Stock (each, an “Optional Redemption”) at a price per share (the “Redemption Price”) equal to the greater of (x) the sum of (A) the stated value per share of Preferred Stock to be redeemed plus (B) an amount equal to the accrued dividends with respect to such share, plus (C) accrued and unpaid dividends since the most recent dividend payment date with respect to such share as of the applicable redemption date and (y) the amount necessary, if any, to result in, (A) prior to the third anniversary of the issuance of the Preferred Stock, a MOIC (as defined in the Certificate) equal to the product of 1.225 times the stated value with respect to such share of Preferred Stock and (B) from and after the third anniversary, a MOIC equal to the product of 1.325 times the stated value with respect to such share of Preferred Stock.

The foregoing summary of the Certificate does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate, a copy of which is attached hereto as Exhibit 4.1.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and such other periodic filings the Company makes from time to time with the Securities and Exchange Commission.

You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this press release, and we caution investors not to place undue reliance on any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

4.1	Certificate of Designations of Series A Convertible Preferred Stock
10.1	Second Amendment to the Polomar Specialty Pharmacy, LLC-Reprise Promissory Note and Loan Agreement dated August 13, 2024.
10.2	Securities Purchase Agreement between Polomar Health Services, Inc., and Reprise Management, Inc. dated July 2, 2025
10.3	First Amendment to Polomar Specialty Pharmacy, LLC-Reprise Promissory Note and Loan Agreement dated August 13, 202.
10.4	Securities Purchase Agreement between Polomar Health Services, Inc., and CWR 1, LLC dated July 2, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polomar Health Services, Inc.

/s/ Terrence M. Tierney
Terrence M. Tierney
President

Date: July 9, 2025

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